EXHIBIT 12.2

                           SECTION 906 CERTIFICATIONS

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John A. Jacobson, President and Chief Executive Officer of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:

      - the Annual Report on Form 20-F for the year ended November 30, 2004 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      - the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.

Date: May 30, 2005

                                        /s/ "John A. Jacobson"
                                        ----------------------------------------
                                                   John A. Jacobson
                                         President and Chief Executive Officer

EXHIBIT 12.2

                           SECTION 906 CERTIFICATIONS

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John T. Sentjens, Corporate Controller of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:

      - the Annual Report on Form 20-F for the year ended November 30, 2004 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      - the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.

Date: May 30, 2005

                                                 /s/ "John T. Sentjens"
                                                 -------------------------------
                                                            John T. Sentjens
                                                          Corporate Controller